YRC Worldwide®

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Investor Presentation November 2010 Exhibit 99.1

YRC Worldwide

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2 Overview Overview • Opening Comments • Strategy • Stakeholder Support • New Labor Contract • Operating Improvements and Key Milestones • Liquidity • Summary

YRC Worldwide

YRC
YRC REIMER
YRC Glen Moore
Reddaway
Holland
NEW PENN
佳宇物流

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Business Segments
Business Segments
•
The company’s National and Regional networks provide the most comprehensive North
American network and flexible solutions to meet its customers’ diverse transportation needs
•
Sale of YRC Logistics allows YRCW to focus on its core businesses
•
Customers maintain access to logistics services via commercial services agreement
Transportation & Logistics
Transportation & Logistics
North American LTL & TL
North American LTL & TL
U.S. National LTL Inter/Intra-Canada LTL Truckload
Regional LTL
Regional LTL
Global Logistics
Global Logistics
Western U.S. & Canada Central U.S. & Canada Northeast  U.S. & Canada China Ground, Global Forwarding
Jiayu Jing Jiang
73%
$1.3 Billion     27%
YRC Worldwide Inc. 2009 Revenue: $4.9 Billion (1)
(1)
Adjusted to exclude $.4 billion revenue from YRC Logistics segment reported as discontinued operations effective 2Q 2010.
$3.6 Billion
$40 million / $265 million

YRC Worldwide

U.S. National LTL

U.S. Regional LTL

Reddaway
Holland
NEW PENN
AK
BC
AB
SK
MB
ON
QC
NF
PE
NB
NS
WA
OR
ID
MT
WY
ND
SD
NE
NV
UT
CO
CA
AZ
NM
KS
OK
TX
MN
WI
MI
IA
IL
IN
OH
MO
KY
WV
VA
TN
NC
SC
GA
AL
MS
AR
LA
FL
ME
VT
NH
MA
NY
CT
RI
PA
NJ
MD
DE
HI
MX
PR

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4 National and Regional Networks National and Regional Networks 4 Strategy: Achieve competitive cost base and enhanced customer mix management, resulting in improved earnings and cash flows

Customers
ABS Lenders
Credit Agreement Lenders
Pension Funds
Teamsters (IBT)
6% Note Holders
Equity Holders
YRC Worldwide

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Stakeholder Support
Stakeholder Support

•
Stakeholders alignment to ensure
future success
•
Liquidity programs
•
Sale of assets
•
Deferral of pension contributions
•
Lender flexibility
•
Addressed 2010 bond obligations
•
Converted $470 million of bonds to
equity
•
Refinanced remaining bonds with
$70 million of new 6% notes
•
Competitive cost base
•
Customer confidence

Labor Contract Overview
Labor Contract Overview
• Extended by two years from 2013 to March 31, 2015
• Re-entry of YRCW companies into multi-employer pension plans in
June 2011, at a more affordable level of contribution
• Sustains the current competitive cost structure and improves future operating leverage, as work rule changes drive cost efficiencies to more than offset returning pension contributions and to promote service enhancements
• Addresses the long-term market competitiveness of YRCW, which is designed to protect jobs, enable long-term growth and generate financial returns to its stakeholders
• ABF lawsuit update

Key Financial Recovery Milestones…to Date
Key Financial Recovery Milestones…to Date
•
2Q and 3Q 2009 – sequential improvement in adjusted EBITDA
•
4Q 2009 – sequential and year-over-year improvement in
adjusted EBITDA
•
March 2010 – volume growth returns
•
April 2010 – breakeven adjusted EBITDA
•
2Q 2010 – positive adjusted EBITDA quarter, first since 3Q 2008
•
3Q 2010:
• Second consecutive quarter of positive adjusted EBITDA
• Positive cash flow from operating activities
• Regional operating ratio 97.6
• National operating ratio 102.9
• YRCW operating ratio improved 8.8 year-over-year

3Q'09
YTD '09
3Q'10
Ytd '10
$(127)
$(800)
$(19)
$(204)

3Q'09
Ytd '09
3Q'10
Ytd '10
$(71)
$(581)
$44
$33

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Year-Over-Year Operating Improvement
Year-Over-Year Operating Improvement
• Cost actions, price discipline, and customer mix management
• Expect YRCW to be adjusted EBITDA positive in 4Q 2010
Adjusted EBITDA is a non-GAAP measure that reflects the company’s earnings before interest, taxes, depreciation, and amortization expense, and further adjusted for letter of credit fees, professional restructure fees, discontinued operations, and other items as defined in the company’s Credit Agreement. Adjusted
EBITDA is used for internal management purposes as a financial measure that reflect the company’s core operating performance and is used by management to measure compliance with financial covenants in the company’s Credit Agreement. This financial measure should not be construed as a better measurement than operating income as defined by generally accepted accounting principles. See Pages15 and16 for reconciliations of GAAP measures to non-GAAP financial measures.

Operating Loss
(in millions)
Adjusted EBITDA
(in millions)

National - Tonnage/Day
(in thousands)
31.4
28.0
24.3
27.0
27.3
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10

Regional - Tonnage/Day
(in thousands)
25.3
23.7
23.4
27.0
27.5
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10

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Tonnage Per Day Trends
• Sequential volume improvement trends
• National up 1.2% from 2Q 2010; second consecutive sequential increase
• Regional up 2.1% from 2Q 2010; year-over-year up 9%
• Market share stabilized during 2Q & 3Q; now positioned for future profitable growth

YRC Worldwide

($ in millions)
$258
$104
$154
$241
$107
$134
$281
$129
$152
$284
$123
$161
$282
$113
$169
12.31.2009
3.31.2010
6.30.2010
9.30.2010
10.31.2010
Cash + Availability
Revolver Reserves

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Liquidity
Liquidity
•
Stable liquidity position
•
Proactive actions to fund working capital for revenue growth
•
DSO improvement 3 days year-over-year
•
Renewal of $325 million asset-backed securitization through October 2011
Note:  Revolver reserves are subject to the terms of the company’s credit agreement with its lenders.

11 Summary Summary • Strategic focus on core business • Improving operational performance • Stakeholder alignment • Customer confidence

12 Appendix

2010 Expectations
2010 Expectations
• YRCW positive adjusted EBITDA and be well within credit
agreement financial covenants in 4Q 2010
• Gross capital expenditures of $20 to $30 million
• Excess property sales of $70 to $80 million
• Sale and financing leasebacks approximately $50 million
• Effective income tax rate of 3%

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Common Share Recap Pre-Split and Post-Split
Common Share Recap Pre-Split and Post-Split

Authorized Outstanding
(1)
6% Notes
(2)
Options/RSU’s
(3)
Available
Jun 30 2 billion 1.124 billion 202 million/
$70M
350 million 324 million
Post 1:25 Split
Jun 30
(pro forma)
80 million 45 million 8 million 14 million 13 million
Sep 30 80 million 47.5 million 5.5 million/
$69.410M
14 million 13 million
1) Per third quarter 2010 10-Q
2) Pro forma amounts, assuming $70m notes are fully converted into shares, inclusive of interest and make-whole amounts paid in shares; represents an ‘all-in’ conversion rate of approximately $8.67/share ($0.35/share pre-split)
a) In August 2010, the company temporarily modified the conversion ratio to $0.25/share ($0.01/share pre-split) and issued 2.4m shares (59m pre-split) in conversion of
$590,000 of notes. In addition, the company issued 0.2 m shares (5.5m pre-split) for semi-annual interest due August 15, 2010.
b) Remaining 5.5m shares relate to outstanding notes of $69.41m or an ‘all-in’ conversion ratio of approximately $12.61 per share for future conversions (approximately
$.50/share pre-split).
3) Includes June 2010 Teamster option awards of 10.5m (264m pre-split) with a strike price of $12/share ($0.48/share pre-split), June 2010 shareholder approval of 2.7m shares (67m pre-split) for the non-union equity plan which are available for future equity awards and 2009 employee awards (union and non-union) of 0.6m (15m pre-split).

YRC Worldwide

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Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA

For the Three and Nine Months Ended September 30
2010 2009 2010 2009
Operating revenue 1,136,836 $            1,203,977 $            3,243,081 $         3,820,916 $
Operating Ratio, as adjusted 101.7% 110.5% 105.5% 120.4%
Reconciliation of operating loss to adjusted EBITDA:
Operating loss (18,836) $                 (126,648) $              (203,726) $           (799,556) $
Union equity awards -                               -                               24,995                  20,639
Operating loss, as adjusted (18,836)                    (126,648)                  (178,731)              (778,917)
(Gains) losses on property disposals, net (3,429)                      (11,138)                    3,183                    (10,579)
Impairment charges -                               -                               5,281                    -
Depreciation and amortization 49,785                     58,346                     150,491               181,173
Equity based compensation expense 2,211                       2,032                       5,545                    8,147
Letter of credit expense 8,321                       8,838                       24,943                  23,301
Restructuring professional fees 6,594                       n/a 15,936                  n/a
Reimer Finance Co. dissolution (foreign exchange) n/a n/a 5,540                    n/a
   Other nonoperating, net (312)                         (2,018)                      1,029                    (4,495)
Adjusted EBITDA 44,334 $                  (70,588) $                 33,217 $              (581,370) $
Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.
Three Months Nine Months
SUPPLEMENTAL FINANCIAL INFORMATION
YRC Worldwide Inc. and Subsidiaries
(Amounts in thousands)
(Unaudited)

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2010 Consolidated Operating Cash Flows
2010 Consolidated Operating Cash Flows

YRC Worldwide Inc. and Subsidiaries
(Amounts in thousands)
(Unaudited)
1Q 2010 2Q 2010 3Q 2010
Reconciliation of Adjusted EBITDA to net cash
from (used in) operating activities:
Adjusted EBITDA (51,034) $      39,917 $       44,334 $
Add back amounts included in Adjusted EBITDA:
Restructuring professional fees n/a (9,342)           (6,594)
Discontinued operations and permitted dispositions (2,135)           (7,421)           1,347
Cash interest (10,876)         (10,062)         (11,009)
Working capital cash flows, net 1,063            (47,870)         (22,678)
Net cash used in operating activities before income taxes (62,982)         (34,778)         5,400
Cash income tax refunds, net 81,272          2,016            (253)
Net cash (used in) provided by operating activities 18,290 $       (32,762) $      5,147 $

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. The words “believe,” “expect,” “continue,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) our ability to generate sufficient cash flows and liquidity to fund operations, which raises substantial doubt about our ability to continue as a going concern, inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation) the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC.
The company’s expectations regarding the rate and timing of pricing and revenue mix improvements are only its expectations regarding these matters. Actual rate and timing of pricing and revenue mix improvements could differ based on a number of factors including (among others) general economic trends and excess capacity within the industry, and the factors that affect revenue results (including the risk factors that are from time to time included in the company’s reports filed with the SEC).
The company’s expectations regarding the timing and degree of market share growth are only its expectations regarding these matters. Actual timing and degree of market share growth could differ based on a number of factors including (among others) the company’s ability to persuade existing customers to increase shipments with the company and to attract new customers, and the factors that affect revenue results (including the risk factors that are from time to time included in the company’s reports filed with the SEC).
The company’s expectations regarding the impact of, and the service and operational improvements and collateral and cost reductions due to, the integration of Yellow Transportation and Roadway, improved safety performance, right-sizing the network, consolidation of support functions, the company’s credit ratings and the timing of achieving the improvements and cost reductions could differ materially from actual improvements and cost reductions based on a number of factors, including (among others) the factors identified in the preceding and following paragraphs, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans and programs, the company’s ability to successfully reduce collateral requirements for its insurance programs, which in turn is dependent upon the company’s safety performance, ability to reduce the cost of claims through claims management, the company’s credit ratings and the requirements of state workers’ compensation agencies and insurers for collateral for self-
insured portions of workers’ compensation programs, the need to spend additional capital to implement cost reduction opportunities, including (without

Forward-Looking Statements
Forward-Looking Statements

limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.
The company's expectations regarding the lawsuit filed by ABF are only its expectations regarding this matter. The actual outcome of ABF lawsuit is dependent on final resolution of the claims through the courts or grievance process under the company's labor agreement.
The company's expectations regarding the amount and timing of receipt of a working capital adjustment in connection with the sale of a majority of its Logistics business are only its expectations regarding these matters. The actual amount and timing of receipt of a working capital adjustment is dependent on final resolution of the amount with the buyer of the Logistics business in accordance with the related purchase agreement.
The company’s expectations regarding re-entry into multi-employer pension funds to which it contributes are only its expectations regarding this matter. Whether multi-employer pension funds to which the company contributes approve the company’s re-entry into the funds and the timing and terms and conditions of any re-entry is dependent upon approval by the affected funds. Actual contributions to multi-employer pension funds are also affected by levels of employment.
The company’s expectations regarding the benefits from the new labor contract are only its expectations regarding this matter. The wage, benefit and work rule concessions in the new labor contract may cease if a committee representing the Teamsters (“TNFINC”) exercises its rights in the new labor contract described below.
• TNFINC was given the right to approve certain changes of control applicable to the company. If TNFINC approval is not received, TNFINC may declare the wage, benefit and work rule concessions null and void on a prospective basis.
• In the event of a bankruptcy of the company, TNFINC may declare the wage, benefit and work rule concessions null and void.

Forward-Looking Statements
Forward-Looking Statements

• The company expects to begin discussions to restructure the debt under its credit agreement, which may include additional capital investment (debt and/or equity) by third parties in a recapitalization. The new labor contract provides the following:
o
TNFINC would have the right to approve the various transactions comprising the restructuring/recapitalization.
o
If TNFINC’s approval is not obtained, TNFINC may declare the wage, benefit and work rule concessions null and void on a prospective basis, and the company would owe its Teamster employees an amount equal to the concessions that in fact benefited the company prior to the termination.
o
TNFINC would have significant rights to participate in the restructuring/recapitalization discussions.
o
In deciding whether to give its approval to a restructuring/recapitalization, TNFINC could demand on behalf of Teamster represented employees of the company’s subsidiaries additional compensation if negotiated performance triggers are met, equity participation, specified terms in the restructuring, specified indebtedness levels resulting from the transactions, governance rights and financial viability criteria.
o
The company is required to enter into definitive agreements to effect the restructuring/recapitalization by December 31, 2010 and close those transactions by March 31, 2011, or in each case, such later date as TNFINC would agree and, in each case, on terms and conditions that TNFINC approves.
The company’s expectations regarding ratification of a new labor agreement for Reddaway and the timing of any ratification are only its expectations regarding this matter. Ratification of a new labor agreement for Reddaway is dependent on a majority of Reddaway's union employees who are eligible to vote to approve the new labor agreement.
The company’s expectations regarding its ability to replace the ABS with a new facility are only its expectations regarding this matter. Whether the company is able to replace the ABS and the terms of any replacement facility are dependent upon a number of factors including (among others) the company reaching agreement with interested lenders and closing such transaction on negotiated terms and conditions.
The company’s expectations regarding multi-employer pension plan reform are only its expectations regarding this matter. The impact to the company and the multi-employer pension plans to which it contributes of such reform is subject to a number of conditions, including (among others) whether Congress passes legislation to reform multi-employer pension plans and the timing of, and provisions included in, such legislation.

Forward-Looking Statements
Forward-Looking Statements

The company’s expectations regarding the continued support of its stakeholders are only its expectations regarding this matter. Whether the company’s stakeholders continue to support the company including (among other things) to continue deferral arrangements in 2011 or to restructure obligations owed to such stakeholders is subject to a number of conditions including (among other things) the outcome of discussions with such stakeholders, whether requested support meets their requirements and the factors identified in the preceding paragraphs.
The company’s expectations regarding future asset dispositions and sale and financing leasebacks of real estate are only its expectations regarding these matters. Actual dispositions and sale and financing leasebacks will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions, including (without limitation) usual and ordinary closing conditions such as favorable title reports or opinions and favorable environmental assessments of specific properties.
The company’s expectations regarding liquidity, working capital and cash flow are only its expectations regarding these matters. Actual liquidity, working capital and cash flow will depend upon (among other things) the company’s operating results, the timing of its receipts and disbursements, the company’s access to credit facilities or credit markets, the company’s ability to continue to defer interest and fees under the company’s credit agreement and ABS facility and interest and principal under the company’s contribution deferral agreement, the continuation of the wage, benefit and work rule concessions under the company's modified labor agreement and temporary cessation of pension contributions, and the factors identified in the preceding paragraphs.
The company’s expectations regarding its capital expenditures are only its expectations regarding this matter. Actual expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.
The company’s expectations regarding its compliance with its credit agreement covenants are only its expectations regarding these matters. Whether the company satisfies the covenants under its credit agreement is subject to a number of factors, including (among others) the factors identified in the preceding paragraphs.
The company’s expectations regarding its effective tax rate are only its expectations regarding this rate. The actual rate could differ materially based on a number of factors, including (among others) variances in pre-tax earnings on both a consolidated and business unit basis, variance in pre-tax earnings by jurisdiction, impacts on our business from the factors described above, variances in estimates on non-deductible expenses, tax authority audit adjustments, change in tax rates and availability of tax credits.
The company’s expectations regarding its ability to complete its comprehensive recovery plan are only its expectations regarding these matters. Whether the company is able to complete its comprehensive recovery plan is dependent upon a number of factors including (among others) the company reaching agreement with its stakeholders and interested investors and closing transactions on negotiated terms and conditions, including (without limitation) any closing conditions that the company’s stakeholders and investors may require.